                                ``EXHIBIT 25.1''


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D. C.  20549

                          --------------------------

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)
                                              -------

                          --------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK
              (Exact name of trustee as specified in its charter)


           New York                                   13-3818954
(Jurisdiction of incorporation                    (I. R. S. Employer
 if not a U. S. national bank)                    Identification No.)

     114 West 47th Street                                10036
      New York,  New York                             (Zip Code)
     (Address of principal
      executive offices)

                          --------------------------
                          Teekay Shipping Corporation
              (Exact name of OBLIGOR as specified in its charter)

      Republic of Liberia                           Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


    Tradewinds Building, Sixth Floor
     Bay Street, P.O. Box SS-6293                      (Zip code)
        Nassau, The Bahamas
(Address of principal executive offices)

                          --------------------------

                                VSSI Oceans Inc.
             (Exact name of GUARANTOR as specified in its charter)

      Republic of Liberia                           Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


   Tradewinds Building, Sixth Floor
    Bay Street, P.O. Box SS-6293                       (Zip code)
       Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                               VSSI Atlantic Inc.
             (Exact name of GUARANTOR as specified in its charter)

      Republic of Liberia                           Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


  Tradewinds Building, Sixth Floor
    Bay Street, P.O. Box SS-6293                       (Zip code)
        Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                               Senang Spirit Inc.
             (Exact name of GUARANTOR as specified in its charter)

  Commonwealth of the Bahamas                       Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


  Tradewinds Building, Sixth Floor
    Bay Street, P.O. Box SS-6293                       (Zip code)
         Nassau, The Bahamas
(Address of principal executive offices)

                           --------------------------

                                VSSI Appian Inc.
             (Exact name of GUARANTOR as specified in its charter)

      Republic of Liberia                           Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


   Tradewinds Building, Sixth Floor
     Bay Street, P.O. Box SS-6293                     (Zip code)
         Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                               Exuma Spirit Inc.
             (Exact name of GUARANTOR as specified in its charter)

  Commonwealth of the Bahamas                       Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


   Tradewinds Building, Sixth Floor
     Bay Street, P.O. Box SS-6293                      (Zip code)
          Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                               Nassau Spirit Inc.
             (Exact name of GUARANTOR as specified in its charter)

  Commonwealth of the Bahamas                       Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


   Tradewinds Building, Sixth Floor
     Bay Street, P.O. Box SS-6293                      (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------

                               Andros Spirit Inc.
             (Exact name of GUARANTOR as specified in its charter)

  Commonwealth of the Bahamas                       Not Applicable
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)


    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                     (Zip code)
          Nassau, The Bahamas
(Address of principal executive offices)




                           --------------------------
               ___% First Preferred Ship Mortgage Notes due 2008
                      (Title of the indenture securities)


================================================================================

                                    GENERAL



 1.  General Information

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Federal Reserve Bank of New York (2nd District), New York, New York (Board of Governors of the Federal Reserve System). Federal Deposit Insurance Corporation, Washington, D.C. New York State Banking Department, Albany, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.


 2.  Affiliations with the Obligor

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

     Teekay Shipping Corporation is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.


16.  List of Exhibits

     T-1.1     --   Organization Certificate, as amended, issued by the State
                    of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit
                    T-1.1 to Form T-1 filed on September 15, 1995 with the
                    Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990
                    (Registration No. 33-97056).

16.  List of Exhibits
     (cont'd)


     T-1.2     --   Included in Exhibit T-1.1.

     T-1.3     --   Included in Exhibit T-1.1.

     T-1.4     --   The By-Laws of United States Trust Company of New York, as
                    amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                    33-97056).

     T-1.6     --   The consent of the trustee required by Section 321(b) of
                    the Trust Indenture Act of 1939, as amended by the Trust
                    Indenture Reform Act of 1990.

     T-1.7     --   A copy of the latest report of condition of the trustee
                    pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE


     As of December 15, 1995, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

     In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                             ---------------------

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 18th day of December, 1995.


     UNITED STATES TRUST COMPANY OF
          NEW YORK, Trustee


By: /s/ CYNTHIA CHANEY
    ---------------------------------------




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
                                                                   Exhibit T-1.6



      The consent of the trustee required by Section 321(b) of the Act.


                   United States Trust Company of New York
                             114 West 47th Street
                             New York, NY  10036

September 1, 1995


Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

Gentlemen:


Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


Very truly yours,

UNITED STATES TRUST COMPANY
    OF NEW YORK


By: -------------------------
    S/Gerard F. Ganey
    Senior Vice President

                                                                   EXHIBIT T-1.7


                   UNITED STATES TRUST COMPANY OF NEW YORK
                CONSOLIDATED CONDENSED STATEMENT OF CONDITION and Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business on September 30, 1995, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



ASSETS

   Cash and balances due from depository institutions (from Schedule RC-A):
   a. Noninterest-bearing balances and currency and coin (1)                                     $149,564
   b. Interest-bearing balances (2)                                                                    50
   Securities:
   a. Held-to-maturity securities                                                                     250
   b. Available-for-sale securities                                                               754,888
   Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge Agreement subsidiaries, and in IBFs:
      Federal funds sold                                                                            5,826
   Loans and lease financing receivables:
      Loans and leases, net of unearned income, allowance,
      and reserve                                                                               1,187,125
   Trading assets                                                                                       0
   Premises and fixed assets                                                                       57,232
   Other real estate owned                                                                          9,510
   Investments in unconsolidated subsidiaries and associated companies                                643
   Customers' liability to this bank on acceptances outstanding                                         0
   Intangible assets                                                                                8,818
   Other assets                                                                                   115,546
                                                                                               ----------
   TOTAL ASSETS                                                                                $2,289,452
                                                                                               ==========


----------
(1) Includes each items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

LIABILITIES

   Deposits:                                                                                    $1,793,703
     In domestic offices
     (1) Noninterest-bearing                                             425,892
     (2) Interest-bearing                                              1,367,811
                                                                       ---------
     In foreign offices, Edge and Agreement subsidiaries, and
     IBFs                                                                                           22,179
     (1) Noninterest-bearing                                                   0
     (2) Interest-bearing                                                 22,179
                                                                       ---------
   Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
   Federal funds purchased                                                                         129,068
   Securities sold under agreements to repurchase                                                    5,940
   Other borrowed money                                                                             28,706
   Other liabilities                                                                               153,876
                                                                                                ----------
   TOTAL LIABILITIES                                                                            $2,133,472
                                                                                                ==========

EQUITY CAPITAL
   Common Stock                                                                                    $14,995
   Surplus (exclude all surplus related to preferred stock)                                         41,500
   a. Undivided profits and capital reserves                                                        98,580
   b. Net unrealized holding gains (losses) on available-for-sale securities                           905
   Cumulative foreign currency translation adjustments                                                   0
   TOTAL EQUITY CAPITAL                                                                            155,980
                                                                                                ----------
   TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPTIAL                          $2,289,452
                                                                                                ==========



I, RICHARD E. BRINKMANN, SENIOR VICE PRESIDENT & CONTROLLER, of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

    RICHARD E. BRINKMANN, SVP & CONTROLLER
               September 30, 1995


We, the undersigned directors, attest the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

H. MARSHALL SCHWARZ      :    Directors
JEFFREY S. MAURER        :
                         :

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